Exhibit 99.1

 *  Management PresentationSeptember 2014  NASDAQ: FNHC

 NASDAQ: FNHC  SAFE HARBOR STATEMENT / FNHC SNAPSHOT  Safe harbor statement under the Private Securities Litigation Reform Act of 1995:Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements.Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products, or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, to underwrite in additional jurisdictions, or to organize a new property and casualty insurer in connection with our recently announced joint venture, and the timing thereof; the impact that this new insurer may have on our results of operations, once organized; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission.In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods.Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  *  Federated National Holding Company (as of 6/30/2014)  NASDAQ: FNHCHeadquarters: Sunrise, FL (Ft. Lauderdale)Core Market: Homeowners’ insurance in FloridaIPO Year: 1998Financial Stability Rating: Cash and Investments: $349.6 MTotal Shareholders’ Equity: $130.4 MCommon Shares Outstanding: 13.8 MBook Value Per Common Share: $11.70

 NASDAQ: FNHC  WE ARE PREDOMINANTLY A HOMEOWNERS’ INSURER IN FLORIDA  *  …Our Distinguishing Characteristics  Third fastest growing homeowners’ insurance company in Florida (1)Started offering homeowners’ insurance in Florida in 2000. Rated “A” by Demotech since 1998Homeowners’ insurance in Florida represents over 90% of our premiumsFlorida is the fourth largest state and represents about $9.5 billion in homeowners’ insurance premiumUnderwrite commercial general liability, personal auto and federal flood (100% ceded) and sell various lines of other insurance  Voluntary Business Focus  Strong Reinsurance Program  Outstanding Customer and Agent Service  Voluntary business sold through independent agentsOne of five Florida homeowners’ insurance companies appointed to write voluntary business with Allstate  Full indemnity reinsurance with 53 reinsurance partners, almost all of which were rated “A-” or higher by A.M. Best  We are a preferred carrier to our partner agents  Based on Florida homeowners’ insurance new policies written for the three months ended March 31, 2014; Florida Office of Insurance Regulation

 NASDAQ: FNHC  EXPERIENCED MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Michael Braun (Age 47), Chief Executive Officer & President  Appointed Chief Executive Officer in July 2008Elected to Board in 2005Previously served as Chief Operating Officer Joined in 1998  Peter Prygelski (Age 45), Chief Financial Officer & Treasurer  Re-nominated to Board in 2008Appointed Chief Financial Officer in June 2007Served as Independent Director from 2004 through 2007 Joined in 2004  Stephen Young (Age 39), Vice President of Operations  Appointed Vice President of Operations in June 2009 Served as President of Federated Premium FinanceMore than 20 years of industry experienceJoined in August 1995  Gordon Jennings (Age 56), Vice President of Risk Management  Appointed Vice President of Risk Management in May 2008 Serves as President of Federated National UnderwritersMore than 23 years of industry experienceJoined in May 2000  C. Brian Turnau (Age 47), President of Federated National Adjusting  Appointed President of Federated National Adjusting in July 2006Worked for private practice insurance defense litigation law firms for 15 yearsMore than 13 years of industry experienceJoined in June 2000  Christopher Clouse (Age 46), Underwriting Manager  Appointed Underwriting Manager in June 2010Serves as President of Insure-LinkMore than 25 years of industry experienceJoined in March 2008   *
 NASDAQ: FNHC  FLORIDA PROPERTY INSURANCE MARKET TIMELINE  *  Hurricane Andrew  Emergence of Citizens’ predecessor  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring 4 Florida hurricanes in 2004 and 4 in 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  “Cost driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  Citizens reduces potential assessment  Citizens Clearinghouse established  National carriers begin to exit / contract  National carriers accelerate exit / contraction

 NASDAQ: FNHC  FLORIDA PROPERTY INSURANCE MARKET TIMELINE  *  Hurricane Andrew  Emergence of Citizens’ predecessor  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring 4 Florida hurricanes in 2004 and 4 in 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  “Cost driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  Citizens reduces potential assessment  Citizens Clearinghouse established  National carriers begin to exit / contract  National carriers accelerate exit / contraction

 NASDAQ: FNHC  FLORIDA MARKET PROVIDES CONTINUED GROWTH  *  Based on Florida homeowners’ insurance new policies written for the three months ended March 31, 2014; Florida Office of Insurance Regulation  The Florida Homeowners’ Insurance Market is Poised for Continued Growth and Profitability Rate adequacyReduced reinsurance costs combined with increased capacityContracting Citizens is competing less with the private marketLack of competition from national and large carriersImproved real estate market is driving demand and has increased premiumsFederated National is One of the Fastest Growing Homeowners’ Insurers in Florida and is Poised to Continue to Grow Profitably Third fastest growing homeowners’ insurance company in Florida (1)All policies are generated on a voluntary basisOne of five Florida homeowners’ insurance companies appointed to write voluntary business with AllstateOpportunity to increase FedNat’s 2.6% market share and further increase our market presence through Monarch  Top Personal Residential Homeowners’ Insurers in FloridaAs of March 31, 2014  Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation’s QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of March 31, 2014

 NASDAQ: FNHC  FEDERATED NATIONAL’S APPROACH TO THE FLORIDA MARKET  *  Utilize point of sale software which ensures rate adequacyDelivers instantaneous risk analytics and quoting and binding capabilitiesProvides agents with access to numerous key data points essential to assessing risk factors  Reduced geographic concentration in the Tri-County area and expanded in other counties in FloridaGreater diversification has enhanced underwriting results and reduced our risk exposureSelect expansion into Louisiana, Texas, Alabama, Georgia and South Carolina  Sophisticated Analytics  Geographic Diversification  Underwriting Standards  Focus on higher value propertiesEmphasis on newer properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected lossesLargely avoided claims associated with sinkhole losses by carefully underwriting certain geographic areas in Florida

 NASDAQ: FNHC  DPW in thousands for the last twelve months ended June 30, 2014  GROWING AND DIVERSIFIED IN FLORIDA  *  Premium In-Force ($ in Millions)  Growing & Diversified in Florida  Y/Y Growth of 91.5%  Y/Y Growth of 81.9%  Panhandle14%  North FL6%  West Coast34%  Treasure Coast27%  Tri County19%  DPW By Line of Business (Last Twelve Months)  Homeowners’ Policy In-Force Count (Thousands)  Total LTM DPW: $316,961 (1)  Total FL Policies In-Force as of June 30, 2014: 152,600

 NASDAQ: FNHC  QUALITY GROWTH IN HOMEOWNERS’ PORTFOLIO  *  1-in-100 Year Probable Maximum Loss (1) / In-Force Premium  Total modeled losses incurred in a 1-in-100 year catastrophe related eventNote: Probable Maximum Loss is modeled using RMS assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force

 NASDAQ: FNHC  SUPERIOR UNDERWRITING RESULTS  *  Source: Company Filings and SNL FinancialNote: NPE and Losses & LAE based on GAAP.   Loss & LAE Ratio  Net Premiums Earned ($ in Millions)

 NASDAQ: FNHC  ROBUST CLAIMS CAPABILITIES AND TENURED STAFF  *  12 field adjusters covering the entire state of Florida and 32 onsite (desk) adjusters; 9 claims managers and supervisors; in-house litigation manager supported by 4 litigation adjusters; all of whom are fully licensed in all of the states we write businessAverage experience is over 10 yearsLong tenure with Federated National; over half of our homeowners’ adjusting staff served the Company during the storms of 2004 and 2005Training and knowledge is promoted and enhanced through on and off-site education  24/7 new claims reporting capacity with immediate emergency response available when warrantedLong standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service  In-House Claims Adjuster  Efficient Claims Response  Strategic Alliance with CAT Adjuster  Owns 1/3 of Southeast Catastrophe Consulting Company, an independent CAT claims adjusterDedicated CAT adjusters available to Federated National when neededAll data and systems functionality is backed-up through a remote cloud-based computing system

 NASDAQ: FNHC  STRONG CATASTROPHE REINSURANCE  *  2014 – 2015 Excess of Loss Catastrophe Reinsurance HighlightsApproximately $1.5 billion of aggregate coverage with maximum single event coverage of approximately $1.0 billion53 reinsurance partners, almost all of which were rated “A-” or higher by A.M. BestAll private market layers have prepaid automatic restatements protection and a cascading feature meaning if a preceding layer is exhausted the layers above drop down (cascade) until all layers are exhaustedQuota share of 30% of $200 million aggregate coverage on two events with maximum single event coverage of 30% of $100 millionA $11.2 million pre-tax retention on any single catastrophe event with losses above $11.2 million and less than $904 millionAbove $904 million in losses Federated National would retain an additional 15.85% of the next $100 million of covered losses  Federated National has full indemnity reinsurance with highly rated reinsurers many of which it has maintained a business relationship with for many years

 NASDAQ: FNHC  CATASTROPHE REINSURANCE PROGRAM  *  July 1, 2014 – June 30, 2015 Excess of Loss Catastrophe Reinsurance Program  First Event  Second Event  Note: Uses historical models with loss amplification for RMS v 13.1

 NASDAQ: FNHC  MONARCH IS A NEW GROWTH OPPORTUNITY  *  Our agents ask, “why can’t you write more business?” …Monarch is our answer.  Monarch is designed to capture additional quality business that FNHC is not able to secure with FNIC’s productsFNIC only binds approximately 12% of the quotes submitted by its agentsThe opportunity lies in the ability to provide more coverage options to agentsFNHC’s business is scalable and can achieve more economies of scale with increased volumeStatutory regulations require a separate capital base unless the policies are mutually exclusiveFNHC is partnering to form Monarch as a separate insurance company with a separate capital base and different premium rates and policy forms than FNIC to capture standard market business  88% Policies Not Bound  12% Policies Bound  Monarch Opportunity

 NASDAQ: FNHC  MONARCH MANAGEMENT AND STRUCTURE  Benefits to Federated NationalNew market opportunityManagement and operational controlMGA, claims and policy feesParticipation in underwriting resultsMonarch ManagementMichael H. Braun – CEO & PresidentPeter J. Prygelski – CFO & TreasurerMonarch Board of ManagersFederated National (3 seats)C.A. Bancorp (3 seats)Independent third party (1 seat) selected by FNHC and C.A. BancorpC.A. Bancorp OverviewPublicly traded Canadian merchant bank and alternative investment managerTSX: BKPTransRe OverviewInternational reinsurance organization headquartered in New York with operations worldwideSubsidiary of Alleghany Corporation (NYSE: Y)  Non-voting equity owner  *  Monarch  Federated National Underwriters, Inc.  $5M of Senior Debt  MGA & Claims Fees  MGA & Claims Services  100% Owned  42% Owned  42% Owned  15% Owned  = Joint venture to be formed

 *  FINANCIAL OVERVIEW

 NASDAQ: FNHC  2014 SECOND QUARTER FINANCIAL HIGHLIGHTS  *  Core GrowthGross premiums written increased by 54% to $107.4 million as compared to Q2 2013Net premiums earned increased by 117% to $51.4 million as compared to Q2 2013Continued Improvement in Underwriting ResultsLoss ratio improved by 6.5 percentage points year-over-year to 47.7%Strong Returns to ShareholdersFully diluted net income per share increased by 226% to $1.01 as compared to Q2 2013Book value per share increased by 36% to $11.70 as compared to Q2 2013  Note: Based on GAAP financial information

 NASDAQ: FNHC  SHAREHOLDER VALUE CREATION  *  Source: Company Filings and SNL FinancialNote: Based on GAAP financial information  Reported BVPS & LTM ROAE  Diluted Earnings Per Share

 NASDAQ: FNHC  INCREASED SCALE IS IMPROVING OUR EXPENSE RATIO  *  The expense ratio is a non-GAAP measure calculated as follows: (total expenses – losses & LAE / total revenue); Company Filings and SNL Financial  Non-GAAP Expense Ratio (1)

 NASDAQ: FNHC  Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize riskUtilize outside investment managers for the fixed income and equities portfoliosAs of June 30, 2014, 100% of the Company’s fixed income portfolio was rated investment gradeAverage duration: 3.79 yearsComposite rating: A+ (S&P)Average yield: 1.48%Historical total returns in cash and investments as of June 30, 20141 Year: 7.31%2 Years: 5.67%Actively increasing fixed income concentration in portfolio  INVESTMENT PORTFOLIO (AS OF JUNE 30, 2014)  *  Investments and Cash As of June 30, 2014$349.6 Million

 NASDAQ: FNHC  STRONG BALANCE SHEET  *  Debt free balance sheetShareholders’ equity of $130.4 million (1) Statutory surplus of $85.0 million (2)Strong reinsurance program to protect the balance sheet  ($ in Thousands)  June 30, 2014  December 31, 2013  Cash and Investments  $349,576  $262,156  Total Assets  $409,752  $316,741  Unearned Premiums  $178,409  $128,343  Total Liabilities  $279,370  $208,247  Total Shareholders’ Equity  $130,382  $108,494  As of June 30, 2014As of March 31, 2014

 NASDAQ: FNHC  Third fastest growing homeowners’ insurance company in Florida (1)Excellent market conditions for Florida homeowners’ insurersMonarch provides opportunities for additional future growth  EXCEPTIONAL OPPORTUNITY WITH A PROVEN TEAM  *  Exceptional Market Opportunity  Experienced Management Team  Proven Business Model  Strong Financial Performance  Highly experienced management team with a long history at Federated National and extensive insurance industry experienceThe management team was with the company during the 2004 and 2005 stormsStrong relationships with agents, reinsurers and regulators  Rapid premium growthImproving loss, expense and combined ratioImproving EPS, BVPS and ROAE  Underwrite voluntary businessOne of five Florida homeowners’ insurance companies appointed to write voluntary business with AllstateFull indemnity reinsurance with 53 reinsurance partners, almost all of which were rated “A-” or higher by A.M. Best  Based on Florida homeowners’ insurance new policies written for the three months ended March 31, 2014; Florida Office of Insurance Regulation

 NASDAQ: FNHC  CONTACT US  Company ContactsMichael Braun, Chief Executive Officer & PresidentEmail: mbraun@FedNat.com Phone: 954-308-1322Peter Prygelski, Chief Financial Officer & TreasurerEmail: pprygelski@FedNat.comPhone: 954-308-1252  *  Federated National Holding Company14050 N.W. 14th StreetSuite 180Sunrise, FL 33323Tel. (954) 581-9993 / (800) 293-2532www.FedNat.com